News Release

Artio Global Investors Inc.

Artio Global Investors Reports First Quarter 2012 Results;
Announces Dividend of $0.02 Per Share

NEW YORK, NY, April 26, 2012 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended March 31, 2012.

Financial Update

•	Adjusted[1] net income attributable to Artio Global Investors of $6.5 million, or $0.11 per diluted share, for the first quarter of 2012 (GAAP net income attributable to Artio Global Investors of $4.6 million, or $0.08 per diluted share)

•	Assets under management of $26.6 billion as of March 31, 2012

•	Investment management fees of $42.8 million for the first quarter of 2012

•	Effective fee rate[2] of 60.3 basis points for the first quarter of 2012

•	Repaid outstanding principal balance of $37.5 million on term debt in the first quarter of 2012

•	Quarterly dividend of $0.02 per share on Class A common stock

The Company’s adjusted results for all periods assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”). The Company’s adjusted results for the first quarter of 2012 also exclude certain costs associated with organizational changes and the write-off of unamortized debt issuance costs in connection with the early repayment of the term debt. Adjusted results are presented to provide more meaningful comparisons between periods.

[1]	See Exhibits 3 - 4 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
[3]	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International Equity, are collectively referred to as the “Principals”.

For the first quarter of 2012, adjusted net income attributable to Artio Global Investors was $6.5 million, or $0.11 per diluted share, a decrease in each case of 35%, from adjusted net income attributable to Artio Global Investors of $10.0 million, or $0.17 per diluted share, for the fourth quarter of 2011, and a decrease of 73% in each case from adjusted net income attributable to Artio Global Investors of $24.2 million, or $0.41 per diluted share, for the first quarter of 2011.

On a GAAP basis, net income attributable to Artio Global Investors for the first quarter of 2012 was $4.6 million, or $0.08 per diluted share, a decrease of 44% and 43%, respectively, from net income attributable to Artio Global Investors of $8.3 million, or $0.14 per diluted share, for the fourth quarter of 2011, and a decrease in each case of 79% from net income attributable to Artio Global Investors of $22.0 million, or $0.38 per diluted share, for the first quarter of 2011.

The following table compares the Company’s GAAP results and adjusted results. See Exhibits 3 – 4 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (unaudited, in millions, except per share amounts)
	Mar. 31, 2012	Mar. 31, 2011	% Change	Dec. 31, 2011	% Change
Revenue[4], GAAP	$43.9	$82.2	(47%)	$51.9	(15%)
Operating income, GAAP	$8.2	$39.1	(79%)	$15.5	(47%)
Operating income, adjusted	$10.8	$41.7	(74%)	$17.9	(40%)
Net income attributable to Artio Global Investors, GAAP	$4.6	$22.0	(79%)	$8.3	(44%)
Net income attributable to Artio Global Investors, adjusted	$6.5	$24.2	(73%)	$10.0	(35%)
Diluted EPS, GAAP	$0.08	$0.38	(79%)	$0.14	(43%)
Diluted EPS, adjusted	$0.11	$0.41	(73%)	$0.17	(35%)
Adjusted EBITDA[5]	$13.6	$44.3	(69%)	$20.5	(33%)

[4]	Represents total revenues and other operating income.
[5]	See Exhibit 5 for a reconciliation of Net Income to Adjusted EBITDA.

Business Update6

•	Four of the Company’s nine eligible mutual funds[7] were in the top quartile of Lipper performance rankings for the three-year period ended March 31, 2012

•	Five of the Company’s nine eligible mutual funds[8] were in the top quartile of Lipper performance rankings for the five-year period ended March 31, 2012

•	Net client cash outflows were $6.0 billion for the first quarter of 2012

•	Net client cash inflows of $0.5 billion, in aggregate, into our High Yield and High Grade Fixed Income strategies for the first quarter of 2012

Management Commentary

“Although our International Equity strategies experienced elevated net outflows during the first quarter, they solidly outperformed, which has continued strongly into the current quarter,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “Elsewhere, amid the first quarter’s more ‘risk-on’ environment, our High Yield strategy generated healthy net inflows. And our Multi-, Small- and Microcap US Equity strategies produced exceptional performance, enhancing their potential to become more meaningful contributors to our business over time.”

“Looking ahead, we are committed to managing through expected near-term headwinds by focusing on further improving performance in our International Equity strategies, controlling costs in line with revenues and maintaining a conservative balance sheet. In keeping with the latter, we have reduced our quarterly dividend and recently repaid our remaining term debt. We believe these actions, coupled with the cash generating capacity of our business, will further strengthen our financial position.”

“Artio’s success continues to rest on our ability to deliver superior investment returns for our clients. We are therefore pleased by the outperformance that we have generated year-to-date in the midst of a ‘risk-on/risk-off’ environment, particularly by our International Equity strategies, which has resulted in a significant improvement to our short-term Lipper rankings.”

[6]	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
[7]	Class I mutual fund shares with a three-year track record; other classes may have different performance characteristics.
[8]	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.

First Quarter of 2012 Comparison with First Quarter of 2011

Assets Under Management and Net Client Cash Flows

Assets under management were $26.6 billion as of March 31, 2012, down $24.7 billion, or 48%, from $51.3 billion as of March 31, 2011, due to net client cash outflows and market depreciation.

Net client cash outflows for the first quarter of 2012 were $6.0 billion, driven primarily by net client cash outflows from our International Equity I and II strategies, partly offset by net client cash inflows to our High Yield and High Grade Fixed Income strategies.9

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2012 totaled $43.9 million, down 47% from $82.2 million for the first quarter of 2011. The decrease was driven primarily by lower investment management fees of $42.8 million for the first quarter of 2012, down 48% from $81.8 million for the first quarter of 2011, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For the first quarter of 2012, adjusted employee compensation and benefits expenses were $19.9 million, down 22% from $25.4 million for the first quarter of 2011. The decrease was due primarily to lower incentive compensation accruals and lower headcount, partly offset by an increase in the amortization of deferred incentive compensation awards.

GAAP employee compensation and benefits expenses for the first quarter of 2012 were $22.3 million, down 20% from $28.0 million for the first quarter of 2011, due primarily to the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2012 were $3.6 million, down 26% from $4.9 million for the first quarter of 2011, driven primarily by lower platform costs reflecting a decrease in average assets under management in proprietary funds.

[9]	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

General and Administrative Expenses

Adjusted general and administrative expenses for the first quarter of 2012 were $9.6 million, a decrease of 5% from $10.2 million for the first quarter of 2011.

GAAP general and administrative expenses for the first quarter of 2012 were $9.7 million, a decrease of 4% from $10.2 million for the first quarter of 2011.

Non-operating Income

Adjusted non-operating income for the first quarter of 2012 was $1.9 million, up from $0.4 million for the first quarter of 2011, primarily reflecting an increase in gains on seed capital investments in the first quarter of 2012.

GAAP non-operating income for the first quarter of 2012 was $2.6 million, up from $0.6 million for the first quarter of 2011 due primarily to the reason noted above.

Income Taxes

For the first quarter of 2012, the adjusted effective tax rate was 49.2%, 6.5 percentage points higher than the 42.7% adjusted effective tax rate for the first quarter of 2011. The increase was due primarily to a greater impact in the first quarter of 2012 from the write-off of a deferred tax asset related to the vesting of RSUs at a price below their grant date price.

The GAAP effective tax rate was 49.3% for the first quarter of 2012, 7.1 percentage points higher than the 42.2% GAAP effective tax rate for the first quarter of 2011 due primarily to the reason noted above.

First Quarter of 2012 Comparison with Fourth Quarter of 2011

Assets Under Management

Assets under management were $26.6 billion as of March 31, 2012, a decrease of $3.7 billion, or 12%, from $30.4 billion as of December 31, 2011, due to net client cash outflows, partly offset by market appreciation.

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2012 totaled $43.9 million, down 15% from $51.9 million for the fourth quarter of 2011, driven primarily by lower investment management fees. Investment management fees were $42.8 million for the first quarter of 2012, down 17% from $51.6 million for the fourth quarter of 2011, due primarily to a decrease in average assets under management.

Expenses

Employee Compensation and Benefits

For the first quarter of 2012, adjusted employee compensation and benefits expenses were $19.9 million, a decrease of 3% from $20.6 million for the fourth quarter of 2011. The decrease was due primarily to lower incentive compensation accruals, partly offset by an increase in the amortization of deferred incentive compensation awards.

GAAP employee compensation and benefits expenses for the first quarter of 2012 were $22.3 million, a decrease of 3% from $23.0 million for the fourth quarter of 2011, due primarily to the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2012 were $3.6 million, a decrease of 7% from $3.9 million for the fourth quarter of 2011, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses were $9.6 million for the first quarter of 2012, an increase of 2% from $9.5 million for the fourth quarter of 2011.

GAAP general and administrative expenses were $9.7 million for the first quarter of 2012, an increase of 3% from $9.5 million for the fourth quarter of 2011.

Non-operating Income

Adjusted non-operating income for the first quarter of 2012 was $1.9 million, up from the fourth quarter of 2011, primarily reflecting gains on seed capital investments in the first quarter of 2012.

GAAP non-operating income for the first quarter of 2012 was $2.6 million, up from $0.1 million for the fourth quarter of 2011 due primarily to the reason noted above.

Income Taxes

For the first quarter of 2012, the adjusted effective tax rate was 49.2%, 4.9 percentage points higher than the 44.3% adjusted effective tax rate for the fourth quarter of 2011 due primarily to the write-off of a deferred tax asset related to the vesting of RSUs at a price below their grant date price in the first quarter of 2012.

The GAAP effective tax rate was 49.3% for the first quarter of 2012, 4.3 percentage points higher than the 45.0% GAAP effective tax rate for the fourth quarter of 2011, due primarily to the reason noted above.

Liquidity and Capital

As of March 31, 2012, the Company had cash (excluding amounts held in the Consolidated Investment Products) of $46.9 million, seed capital investments in our strategies of $45.4 million and investments held for deferred compensation of $10.8 million. During the first quarter of 2012, the Company repaid the outstanding $37.5 million principal balance on its term loan facility and terminated both the term loan facility and the $100.0 million revolving credit facility.

Total stockholders’ equity on the Statement of Financial Position was $168.5 million as of March 31, 2012, compared to $162.8 million as of December 31, 2011.

Share Repurchase

No shares were repurchased during the first quarter of 2012. As of March 31, 2012, the Company retained authorization to repurchase 2,226,061 shares of its Class A common stock through December 31, 2013.

Shares

As of March 31, 2012, there were 59,476,952 total shares of Class A and Class B common stock outstanding.

For purposes of calculating adjusted earnings per diluted share, the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the period, are assumed to have been fully exchanged into shares of Class A common stock on the first day of the period.

Dividend

On April 23, 2012, the Board of Directors declared a dividend of $0.02 per share on the Class A common stock for the first quarter of 2012, which is payable on May 23, 2012, to stockholders of record as of the close of business on May 9, 2012.

* * * *

Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review first quarter 2012 results, today, April 26, 2012, beginning at 8:00 a.m. (Eastern Time). The call will be open to the public and can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 74464671. A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.artioglobal.com.

* * * *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC ("Artio Global"), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients. Headquartered in New York, Artio Global also has offices in Los Angeles, Toronto, London and Sydney.

In addition to International Equity, Artio Global offers a select group of other equity and fixed income strategies, including Global Equity, a series of US Equity strategies, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

* * * *

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 29, 2012. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release. The related remarks may contain information about the Company subsequent to March 31, 2012. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

* * * *

Contacts

Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com	Media Relations: Neil Shapiro Intermarket Communications +1 212 754 5423 nshapiro@intermarket.com

* * * *

Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with three- and five-year track records only. Other classes may have different performance characteristics. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record. For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved.

This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011
Revenues and other operating income:
Investment management fees	$42,771	$81,776	$51,589	(48%)	(17%)
Net gains on securities held for deferred compensation	1,160	419	376	177%	NM
Foreign currency losses	(1)	(18)	(55)	94%	98%
Total revenues and other operating income	43,930	82,177	51,910	(47%)	(15%)

Expenses:
Employee compensation and benefits	22,334	28,018	22,984	(20%)	(3%)
Shareholder servicing and marketing	3,624	4,865	3,917	(26%)	(7%)
General and administrative	9,738	10,172	9,461	(4%)	3%
Total expenses	35,696	43,055	36,362	(17%)	(2%)

Operating income before income tax expense	8,234	39,122	15,548	(79%)	(47%)

Non-operating income	2,556	565	76	NM	NM
Income before income tax expense	10,790	39,687	15,624	(73%)	(31%)

Income taxes	5,322	16,751	7,024	(68%)	(24%)
Net income	5,468	22,936	8,600	(76%)	(36%)

Net income attributable to non-controlling interests in AGH (1)	190	769	307	(75%)	(38%)
Net income attributable to non-controlling interests in CIP (2)	678	135	35	NM	NM
Net income attributable to Artio Global Investors	$4,600	$22,032	$8,258	(79%)	(44%)

Net income per share attributable to Artio Global Investors:
Basic	$0.08	$0.38	$0.14	(79%)	(43%)
Diluted	$0.08	$0.38	$0.14	(79%)	(43%)

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	58,192,573	58,353,622	58,051,113	0%	0%
Diluted (3)	58,474,697	58,403,877	58,296,731	0%	0%

NM - Not Meaningful

Assets under management ($ in millions)	$26,645	$51,328	$30,359	(48%)	(12%)

Average assets under management ($ in millions) (4)	$28,551	$52,659	$33,380	(46%)	(14%)

Effective fee rate (basis points) (5)	60.3	63.0	61.3

Effective tax rate	49.3%	42.2%	45.0%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	50.8%	34.1%	44.3%

Operating margin (7)	18.7%	47.6%	30.0%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals' New Class A Units was antidilutive for the three months ended Mar. 31, 2012 and 2011, and Dec. 31, 2011.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011
Revenues and other operating income:
Investment management fees	$42,771	$81,776	$51,589	(48%)	(17%)
Net gains on securities held for deferred compensation	1,160	419	376	177%	NM
Foreign currency losses	(1)	(18)	(55)	94%	98%
Total revenues and other operating income	43,930	82,177	51,910	(47%)	(15%)

Expenses:
Employee compensation and benefits	19,912	25,394	20,618	(22%)	(3%)
Shareholder servicing and marketing	3,624	4,865	3,917	(26%)	(7%)
General and administrative	9,616	10,172	9,461	(5%)	2%
Total expenses	33,152	40,431	33,996	(18%)	(2%)

Operating income before income tax expense	10,778	41,746	17,914	(74%)	(40%)

Non-operating income	1,949	430	41	NM	NM
Income before income tax expense	12,727	42,176	17,955	(70%)	(29%)

Income taxes	6,266	17,996	7,951	(65%)	(21%)
Net income	6,461	24,180	10,004	(73%)	(35%)

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM
Net income attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM
Net income attributable to Artio Global Investors	$6,461	$24,180	$10,004	(73%)	(35%)

Net income per diluted share attributable to Artio Global Investors	$0.11	$0.41	$0.17	(73%)	(35%)

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,674,697	59,603,877	59,496,731	0%	0%

NM - Not Meaningful

Assets under management ($ in millions)	$26,645	$51,328	$30,359	(48%)	(12%)

Average assets under management ($ in millions) (3)	$28,551	$52,659	$33,380	(46%)	(14%)

Effective fee rate (basis points) (4)	60.3	63.0	61.3

Effective tax rate	49.2%	42.7%	44.3%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	45.3%	30.9%	39.7%

Operating margin (6)	24.5%	50.8%	34.5%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 4 for notes describing adjustments set forth below.

	Three Months Ended Mar. 31, 2012				Three Months Ended Mar. 31, 2011				Three Months Ended Dec. 31, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$42,771	$-		$42,771	$81,776	$-		$81,776	$51,589	$-		$51,589
Net gains on securities held for deferred compensation	1,160	-		1,160	419	-		419	376	-		376
Foreign currency losses	(1)	-		(1)	(18)	-		(18)	(55)	-		(55)
Total revenues and other operating income	43,930	-		43,930	82,177	-		82,177	51,910	-		51,910

Expenses:
Employee compensation and benefits	22,334	(2,422)	(a)	19,912	28,018	(2,624)	(a)	25,394	22,984	(2,366)	(a)	20,618
Shareholder servicing and marketing	3,624	-		3,624	4,865	-		4,865	3,917	-		3,917
General and administrative	9,738	(122)	(f)	9,616	10,172	-		10,172	9,461	-		9,461
Total expenses	35,696	(2,544)		33,152	43,055	(2,624)		40,431	36,362	(2,366)		33,996

Operating income before income tax expense	8,234	2,544		10,778	39,122	2,624		41,746	15,548	2,366		17,914

Non-operating income	2,556	(607)	(e,f)	1,949	565	(135)	(e)	430	76	(35)	(e)	41
Income before income tax expense	10,790	1,937		12,727	39,687	2,489		42,176	15,624	2,331		17,955

Income taxes	5,322	944	(b)	6,266	16,751	1,245	(b)	17,996	7,024	927	(b)	7,951
Net income	5,468	993		6,461	22,936	1,244		24,180	8,600	1,404		10,004

Net income attributable to non-controlling interests in AGH	190	(190)	(c)	-	769	(769)	(c)	-	307	(307)	(c)	-
Net income attributable to non-controlling interests in CIP	678	(678)	(e)	-	135	(135)	(e)	-	35	(35)	(e)	-
Net income attributable to Artio Global Investors	$4,600	$1,861		$6,461	$22,032	$2,148		$24,180	$8,258	$1,746		$10,004

Net income per diluted share attributable to Artio Global Investors	$0.08			$0.11	$0.38			$0.41	$0.14			$0.17

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,474,697	1,200,000	(d)	59,674,697	58,403,877	1,200,000	(d)	59,603,877	58,296,731	1,200,000	(d)	59,496,731

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company's ownership structure and the related non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO from all periods presented, as the granting of the awards was one-time in nature.

The three months ended Mar. 31, 2012 also excludes certain costs associated with organizational changes.

(b)	The adjustments to income taxes for all periods presented reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals and an adjustment to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO.

The three months ended Mar. 31, 2012 also includes an adjustment to reflect the tax effect of excluding costs associated with organizational changes and the one-time write-off of unamortized debt issuance costs in connection with the early repayment of the Company's term debt.

(c)	Adjustment to eliminate the Principals' non-controlling interests, which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Diluted shares outstanding assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for shares of the Company's Class A common stock.

(e)	Adjustments to eliminate third party investors' economic interests in the Consolidated Investment Products from both Net income attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income. Management believes these adjustments provide a more useful measure for comparing Non-operating income between periods.

(f)	Adjustments to eliminate the one-time write-off of unamortized debt issuance costs in connection with the early repayment of the Company's term debt.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Reconciliation of Net Income to Adjusted EBITDA
(unaudited, in thousands)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011

Net Income	$5,468	$22,936	$8,600
Add: Interest, taxes, depreciation and amortization	9,889	21,880	11,622
EBITDA	$15,357	$44,816	$20,222	(66%)	(24%)

Add: Other non-operating (income) loss	(2,057)	(524)	262
Add: Compensation adjustments associated with organizational changes	213	-	-
Add: Write-off of unamortized debt issuance costs	122	-	-
Adjusted EBITDA	$13,635	$44,292	$20,484	(69%)	(33%)

Adjusted EBITDA margin [1]	31.0%	53.9%	39.5%

1.	Calculated as Adjusted EBITDA divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011

Proprietary Funds
Beginning assets under management	$13,366	$23,013	$15,464	(42%)	(14%)
Gross client cash inflows	1,235	1,788	1,311	(31%)	(6%)
Gross client cash outflows	(2,712)	(2,473)	(3,734)	(10%)	27%
Net client cash flows	(1,477)	(685)	(2,423)	(116%)	39%
Transfers between investment vehicles	52	-	-	NM	NM
Total client cash flows	(1,425)	(685)	(2,423)	(108%)	41%
Market appreciation (depreciation)	921	526	325	75%	183%
Ending assets under management	12,862	22,854	13,366	(44%)	(4%)

Institutional Commingled Funds
Beginning assets under management	4,912	9,236	5,769	(47%)	(15%)
Gross client cash inflows	32	153	103	(79%)	(69%)
Gross client cash outflows	(1,107)	(424)	(1,174)	(161%)	6%
Net client cash flows	(1,075)	(271)	(1,071)	NM	0%
Transfers between investment vehicles	13	210	11	(94%)	18%
Total client cash flows	(1,062)	(61)	(1,060)	NM	0%
Market appreciation (depreciation)	496	199	203	149%	144%
Ending assets under management	4,346	9,374	4,912	(54%)	(12%)

Separate Accounts
Beginning assets under management	9,799	16,801	10,838	(42%)	(10%)
Gross client cash inflows	101	135	121	(25%)	(17%)
Gross client cash outflows	(2,694)	(2,240)	(1,440)	(20%)	(87%)
Net client cash flows	(2,593)	(2,105)	(1,319)	(23%)	(97%)
Transfers between investment vehicles	(65)	(210)	(11)	69%	NM
Total client cash flows	(2,658)	(2,315)	(1,330)	(15%)	(100%)
Market appreciation (depreciation)	717	282	291	154%	146%
Ending assets under management	7,858	14,768	9,799	(47%)	(20%)

Sub-advisory Accounts
Beginning assets under management	2,282	4,357	2,181	(48%)	5%
Gross client cash inflows	39	151	140	(74%)	(72%)
Gross client cash outflows	(889)	(320)	(83)	(178%)	NM
Net client cash flows	(850)	(169)	57	NM	NM
Transfers between investment vehicles	-	-	-	NM	NM
Total client cash flows	(850)	(169)	57	NM	NM
Market appreciation (depreciation)	147	144	44	2%	NM
Ending assets under management	1,579	4,332	2,282	(64%)	(31%)

Total Assets under Management
Beginning assets under management	30,359	53,407	34,252	(43%)	(11%)
Gross client cash inflows	1,407	2,227	1,675	(37%)	(16%)
Gross client cash outflows	(7,402)	(5,457)	(6,431)	(36%)	(15%)
Net client cash flows	(5,995)	(3,230)	(4,756)	(86%)	(26%)
Transfers between investment vehicles	-	-	-	NM	NM
Total client cash flows	(5,995)	(3,230)	(4,756)	(86%)	(26%)
Market appreciation (depreciation)	2,281	1,151	863	98%	164%
Ending assets under management	$26,645	$51,328	$30,359	(48%)	(12%)

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011

International Equity I
Beginning assets under management	$8,680	$18,781	$10,779	(54%)	(19%)
Gross client cash inflows	131	432	152	(70%)	(14%)
Gross client cash outflows	(3,108)	(2,262)	(2,504)	(37%)	(24%)
Net client cash flows	(2,977)	(1,830)	(2,352)	(63%)	(27%)
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(2,977)	(1,830)	(2,352)	(63%)	(27%)
Market appreciation (depreciation)	767	347	253	121%	NM
Ending assets under management	6,470	17,298	8,680	(63%)	(25%)

International Equity II
Beginning assets under management	10,897	23,272	13,045	(53%)	(16%)
Gross client cash inflows	191	882	388	(78%)	(51%)
Gross client cash outflows	(3,621)	(2,362)	(2,859)	(53%)	(27%)
Net client cash flows	(3,430)	(1,480)	(2,471)	(132%)	(39%)
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(3,430)	(1,480)	(2,471)	(132%)	(39%)
Market appreciation (depreciation)	1,038	451	323	130%	NM
Ending assets under management	8,505	22,243	10,897	(62%)	(22%)

High Grade Fixed Income
Beginning assets under management	5,503	5,088	5,158	8%	7%
Gross client cash inflows	332	148	492	124%	(33%)
Gross client cash outflows	(204)	(233)	(167)	12%	(22%)
Net client cash flows	128	(85)	325	NM	(61%)
Transfers between investment strategies	-	(5)	(57)	100%	100%
Total client cash flows	128	(90)	268	NM	(52%)
Market appreciation (depreciation)	83	38	77	118%	8%
Ending assets under management	5,714	5,036	5,503	13%	4%

High Yield
Beginning assets under management	4,295	4,907	4,165	(12%)	3%
Gross client cash inflows	730	709	621	3%	18%
Gross client cash outflows	(317)	(569)	(682)	44%	54%
Net client cash flows	413	140	(61)	195%	NM
Transfers between investment strategies	-	5	57	(100%)	(100%)
Total client cash flows	413	145	(4)	185%	NM
Market appreciation (depreciation)	259	252	134	3%	93%
Ending assets under management	4,967	5,304	4,295	(6%)	16%

Global Equity
Beginning assets under management	721	1,025	854	(30%)	(16%)
Gross client cash inflows	1	19	14	(95%)	(93%)
Gross client cash outflows	(137)	(14)	(191)	NM	28%
Net client cash flows	(136)	5	(177)	NM	23%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(136)	5	(177)	NM	23%
Market appreciation (depreciation)	93	36	44	158%	111%
Ending assets under management	678	1,066	721	(36%)	(6%)

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011

US Equity
Beginning assets under management	178	227	169	(22%)	5%
Gross client cash inflows	21	36	7	(42%)	200%
Gross client cash outflows	(11)	(11)	(27)	0%	59%
Net client cash flows	10	25	(20)	(60%)	150%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	10	25	(20)	(60%)	150%
Market appreciation (depreciation)	32	22	29	45%	10%
Ending assets under management	220	274	178	(20%)	24%

Other (1)
Beginning assets under management	85	107	82	(21%)	4%
Gross client cash inflows	1	1	1	0%	0%
Gross client cash outflows	(4)	(6)	(1)	33%	NM
Net client cash flows	(3)	(5)	-	40%	NM
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(3)	(5)	-	40%	NM
Market appreciation (depreciation)	9	5	3	80%	200%
Ending assets under management	91	107	85	(15%)	7%

Total Assets under Management
Beginning assets under management	30,359	53,407	34,252	(43%)	(11%)
Gross client cash inflows	1,407	2,227	1,675	(37%)	(16%)
Gross client cash outflows	(7,402)	(5,457)	(6,431)	(36%)	(15%)
Net client cash flows	(5,995)	(3,230)	(4,756)	(86%)	(26%)
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(5,995)	(3,230)	(4,756)	(86%)	(26%)
Market appreciation (depreciation)	2,281	1,151	863	98%	164%
Ending assets under management	26,645	51,328	30,359	(48%)	(12%)

1.	Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				Year-to-Date		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	3	840	Foreign Large Blend	21	357	100	349	99	303	91	251	21	147	International Large-Cap Core
Artio International Equity Fund, Class I (2)	3	840	Foreign Large Blend	20	357	100	349	98	303	90	251	14	147	International Large-Cap Core

Artio International Equity II Fund, Class A	2	840	Foreign Large Blend	36	357	100	349	97	303	81	251	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	2	840	Foreign Large Blend	30	357	99	349	96	303	74	251	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	1015	World Stock	68	115	100	102	82	87	78	73	NA	NA	Global Large-Cap Growth
Artio Global Equity Fund, Class I	3	1015	World Stock	66	115	99	102	75	87	69	73	NA	NA	Global Large-Cap Growth

Artio Microcap Fund, Class A	3	781	Small Growth	4	706	87	680	3	618	41	501	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	3	781	Small Growth	3	706	84	680	2	618	35	501	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	3	781	Small Growth	3	706	30	680	7	618	6	501	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	4	781	Small Growth	3	706	29	680	6	618	5	501	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	4	776	Mid-Cap Growth	43	325	4	309	6	268	27	231	NA	NA	Mid-Cap Core
Artio Midcap Fund, Class I	4	776	Mid-Cap Growth	35	325	4	309	6	268	22	231	NA	NA	Mid-Cap Core

Artio Multicap Fund, Class A	3	1,739	Large Growth	1	751	13	715	11	620	12	540	NA	NA	Multi-Cap Core
Artio Multicap Fund, Class I	3	1,739	Large Growth	1	751	12	715	9	620	10	540	NA	NA	Multi-Cap Core

Artio Global High Income Fund, Class A	4	622	High Yield Bond	30	528	93	500	56	424	20	362	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	4	622	High Yield Bond	26	528	92	500	51	424	13	362	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,228	Intermediate Term Bond	59	607	14	594	55	512	24	427	3	301	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1,228	Intermediate Term Bond	56	607	10	594	49	512	18	427	1	301	Intermediate Investment Grade Debt

Artio Local Emerging Markets Debt Fund, Class A	NA	NA	Emerging Markets Bond	93	198	NA	NA	NA	NA	NA	NA	NA	NA	Emerging Markets Debt
Artio Local Emerging Markets Debt Fund, Class I	NA	NA	Emerging Markets Bond	91	198	NA	NA	NA	NA	NA	NA	NA	NA	Emerging Markets Debt

Note: Data as of March 31, 2012

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved. This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

2.	Closed to new investors.

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